UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14z-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

DIGITILITI, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Digitiliti, Inc.

Important Notice

Regarding the Availability of Proxy Statement and related Proxy Materials for the Stockholder Meeting to be held on October 15, 2009.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, Digitiliti, Inc. has elected to provide Internet access to its Proxy Statement and Proxy Materials, including its 10-K Annual Report for the year ended December 31, 2008, rather than mailing paper copies.  This reduces postage, printing expenses, and unnecessary paper waste.

This communication presents only an overview of the more complete Proxy Statement and Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in these materials.

Voting Items

The Board of Directors recommends a vote FOR Proposal 1

1.  Election of three directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified.

How to Access the Proxy Statement and Proxy Materials

The Proxy Statement and Proxy Materials are available online at:

www.digitiliti.com/proxy2009

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 1, 2009 to facilitate timely delivery.

TO ORDER A PAPER OR E-MAIL COPY OF THESE MATERIALS:

  Call our toll-free number at (888) 292-3396
  Visit our website at www.digitiliti.com/proxy2009
  Send us an email at proxy2009@digitiliti.com Please clearly identify the reports you are requesting and the name and address or email address to which the material should be sent.

Meeting Information
Meeting Type: Annual Meeting

Meeting Date: October 15, 2009

Meeting Time: 2:00 P.M.

Meeting Location: 266 East 7th Street, St. Paul, Minnesota   55101

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Digitiliti, Inc.(“Digitiliti”), to be held on October 15, 2009, starting at 2:00 p.m., Central Daylight Time, at the offices of Digitiliti, located at 266 East 7 th Street, St. Paul, MN  55101. The Notice of Annual Meeting of Stockholders and the Proxy Statement, which follow describe the matters to be acted upon at the meeting.  During the meeting, we will also review status of current operations and provide an opportunity for you to ask questions.

The Proxy Statement contains a more extensive discussion of each proposal, and therefore you should read the Proxy Statement carefully.  The Board of Directors unanimously recommends that you approve Proposal No. 1.   Only stockholders of record at the close of business on August 18, 2009, are entitled to receive notice of and vote at the meeting.

The Board encourages stockholders to attend the meeting in person.  Whether or not you plan to attend the meeting, you are urged to execute your proxy card.  If you attend the meeting, you may vote in person even if you have previously returned a proxy to us by mail.

Please see the Notice of Annual Meeting of Stockholders and the 10-K Annual Report for the year ended December 31, 2008, which accompany the Proxy Statement, along with the Notice of Internet Availability of Proxy Materials (the “Proxy Materials”).

Sincerely,

/s/ Roy A. Bauer

Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 15, 2009

To the Stockholders of Digitiliti Inc.:

The 2009 Annual Meeting of Stockholders of Digitiliti, Inc. a Delaware corporation (“Digitiliti”), will be held on October 15 2009, starting at 2:00 p.m., Central Daylight Time, at our office in St. Paul, Minnesota, for the following purposes:

1.	To elect three directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified;

2.	To transact such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof, all in accordance with the accompanying Proxy Statement.

Our Board of Directors has chosen the close of business on August 18, 2009, as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof, all in accordance with the accompanying Proxy Statement.

By Order of the Board of Directors,

/s/ William M. McDonald

Secretary

St. Paul, Minnesota

August 24, 2009

DIGITILITI, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General Information

This Proxy Statement and related documents are furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the annual meeting of stockholders to be held at our offices located at 266 East 7 th Street, St. Paul, MN  55101, on October 15, 2009, at 2:00 p.m. CDT, and at any recess or adjournment thereof. The Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders will be mailed to stockholders starting on or about August 25, 2009.  A form of photo identification and, if not a record holder, proof of ownership of Digitiliti, Inc. (“Digitiliti,” or “we,” “our,” “us” or words of similar import or Storage Elements, Inc. (“Storage,” our predecessor) common stock are requested for admission to the 2009 annual meeting.

“Householding” of Proxy Materials

We are sending only one copy of the Notice of Internet Availability of Proxy Materials to eligible stockholders who share a single address unless we have instructions to the contrary from any stockholder at that address.  This practice, known as “householding,” reduces printing and mailing costs.  If you or another stockholder of record sharing your address would like to receive an additional copy of the Notice Regarding the Availability of Proxy Materials, we will promptly deliver it to you upon your request in one of the following manners:

•

By sending a written request by mail to:

William M. McDonald, Secretary

Digitiliti, Inc.

266 East 7th Street

St. Paul, MN  55101

•

By calling William M. McDonald, Secretary, at 651.925.3220

•

By emailing a request to proxy2009@digitiliti.com

If you are receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting William McDonald at 651.925.3220.

Record Date and Outstanding Voting Securities

Only stockholders of record at the close of business on August 18, 2009 (this date is referred to as the "record date"), are entitled to receive notice of and to vote the shares of common stock registered in their name at the annual meeting. As of the record date, we had approximately 34,231,316 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share held and is not entitled to cumulative voting for the election of directors.

Voting Procedures

The presence in person or by proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum. The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted FOR (in favor of) all matters to be voted on as set forth in the Form of Proxy (the “Proxy”) and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the

Annual Meeting. Because abstentions are present and entitled to vote on the matter presented at the meeting, they have the effect of counting as votes against the proposal – they add to the pool of votable shares without contributing to the affirmative votes required to approve the stockholder action.  Broker nonvotes, however, while present for purposes of a quorum, are not entitled to vote on the matter presented at the meeting.  Broker nonvotes, therefore, are excluded from the pool of votable shares and have no effect on the outcome of the stockholder vote. Each stockholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulative votes in the election of directors. Shares that are authorized but not yet issued will not be entitled to vote at the Annual Meeting.

At least ten (10) days following the Notice of Internet Availability of Proxy Materials, stockholders will receive a Proxy card and postage-paid return envelope. Stockholders can ensure that their shares are voted at the annual meeting by signing, dating and returning the Proxy in the return envelope. All proxies are to be submitted either by mail or in person at the annual meeting.   Proxies must be signed and duly returned to us in order for the designated Proxy to vote on all matters to come before the meeting.  Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted in favor of each item so presented. The submission of a signed Proxy will not affect a stockholder's right to attend the annual meeting and vote in person. Stockholders who execute a Proxy retain the right to revoke them at any time before they are voted by filing with the Secretary of Digitiliti a written revocation or a Proxy bearing a later date at the corporate address. The presence at the annual meeting of a stockholder who has signed a proxy does not, by itself, revoke that Proxy unless the stockholder attending the annual meeting files a written notice of revocation of the Proxy with the Secretary at any time prior to the voting of the Proxy at the meeting.

Pursuant to the Securities and Exchange Commission rules related to the availability of Proxy Materials, we have made our Proxy Materials, available online and as permitted and/or required by the rules of the Securities and Exchange Commission. We will provide paper copies of these materials only upon request.  To request a paper copy of the Proxy Materials free of charge, please follow one of the methods below:

•

Send a written request by mail to:

William McDonald

Digitiliti, Inc.

266 East 7th Street

St. Paul, MN  55101

•

Call William McDonald at 651.925.3220

•

Email your request to proxy2009@digitiliti.com

•

You may view all Proxy Materials, including our Annual Report to Stockholders on Form 10-K (the “10-K”), at  www.digitiliti.com/stockholder/Proxy2009.

The Board of Directors knows of no other matters to be presented for stockholder action at the annual meeting. If any other matters properly come before the annual meeting, the persons named as proxies will vote on such matters in their discretion.

Delaware law requires the presence of a quorum to conduct business at the annual meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. The shares represented at the annual meeting by Proxy that are marked "withhold authority" will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

Directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by proxy, at the annual meeting and entitled to vote. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

A majority of the outstanding shares of Digitiliti entitled to vote, represented in person or by proxy, constitute a quorum at the annual meeting of stockholders.  Broker non-votes will have no effect on the outcome of the stockholder vote on Proposal No. 3 described in the Proxy Statement.

Solicitation of Proxies

The expense of printing and mailing Proxy Materials, including expenses involved in forwarding Proxy Materials to beneficial owners of common stock held in the name of another person, will be paid by us.   In addition to solicitation by mail and internet, our directors, officers and employees may solicit proxies by telephone, personal contact or special letter without additional compensation to them.

Effective Dates

The election of directors, if approved by the stockholders, will be effective immediately following the annual meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The following table outlines information provided to Digitiliti as of December 31 2008,  regarding beneficial ownership of Digitiliti common stock by its directors, executive management and any 5% beneficial owners.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Common Stock	Pamela J. and Jonathan S. Miner (2)	2,115,635 (2)	6.31%
Common Stock	Roy A. Bauer, Director, President, CEO	332,286	0.99%
Common Stock	William McDonald, CFO	0	0%
Common Stock	Ronald G. and Laura Wenzel	2,024,729	6.03%
Common Stock	Brad D. Wenzel	3,004,302	8.95%
Common Stock	Michael S. Kelly	1,572,605	5.14%
Common Stock	Benno Sand	0	0%
All Directors and Officers as a group		5,452,223	16.25%

(1)  Excludes shares of our common stock underlying outstanding convertible securities, but includes all shares that can be acquired by any of the foregoing within 60 days; assumes that all Storage stockholders have exchanged their respective shares under the merger between Digitiliti and Storage effective August 17, 2007 (the “Storage Merger”), and that there are currently 34,231,316 outstanding shares of our common stock

(2)  1,801,349 of these shares of common stock are owned of record by Pamela J. Miner; and 314,286 of these shares of common stock are owned jointly by these two persons.

(3)  Unless otherwise noted above, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.  There are currently no beneficial owners, as defined by the Securities Exchange Commission as owners with greater than 10% ownership, other than our directors and executive officers.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The nominees for election as directors are the three members of our current Board of Directors: Roy A. Bauer, Kedar R. Belhe and Karen G. Larson. Each director is to serve until the next annual meeting of our stockholders or until the director's death, resignation or termination and the appointment and qualification of a successor.

Nominees for Director

Name	Age	Position	Held Position Since
Roy A. Bauer	64	Chairman, President, and CEO	2008 Chairman 2009 President & CEO
Kedar R. Belhe	48	Director	2009
Karen G. Larson	67	Director	2009

Roy A. Bauer.   Mr. Bauer is 64 years of age.  From January of 2007 to the present, Mr. Bauer has been the CEO of Key Teknowledgy, a management consulting firm based in Wisconsin.  This corporation specializes in strategy, business transformation, and management development services for international clients.  From May of 2001 to January of 2007, Mr. Bauer served as Vice President, General Manager, Rochester Pemstar manufacturing Site; Executive Vice President, Pemstar United States Operations; Executive Vice President, WW Operations; Executive Vice President, Chief Operating Officer; and President and Chief Operating Officer of Pemstar Corporation, a WW contract manufacturing and product development company specializing in precision electro-mechanical devices, optical devices and computer systems.  Prior to that time, Mr. Bauer held various positions up to Executive level with IBM Corporation.

Kedar R. Belhe. Kedar Belhe joined the Board of Directors of Digitiliti in May 2009. Mr. Belhe was also appointed to Digitiliti’s Compensation Committee. Mr. Belhe was Senior Director of Business Development at St. Jude Medical, AF Division from 2004 to 2007 and again at the CV Division from 2007 to 2008.  St. Jude Medical is a $5B global medical device company with over 20 operations and manufacturing facilities worldwide. At the CV Division, Mr. Belhe was responsible for mergers and acquisitions and technology licensing transactions. The division completed $260M of acquisitions in 2008.  At the AF Division, he was responsible for technology strategy planning of the newly created division.  He led several initiatives of technology integration within the acquired businesses, as well as technology partnerships with major external companies.  Mr. Belhe was Senior Director of Technology Development at St. Jude’s Daig Division from 1999 to 2004.  Mr. Belhe is currently founder and President of Metamodix, a medical devise startup company focused on metabolic disorders.  He has strong functional expertise in technical, financial and strategic assessment of high-technology value opportunities.  He earned a Bachelor of Science degree in Chemical Engineering from the University of Bombay, India and a PhD in Chemical Engineering from Washington University in St. Louis.  He also earned a Master of Business Administration from Washington University in St. Louis.  Mr. Belhe is 47 years old.

Karen G. Larson.  Karen Gilles Larson joined the Board of Directors of Digitiliti in May 2009. Ms. Larson was also appointed as Chairman of Digitiliti’s Audit Committee. She retired in 2007, after nearly ten years as the President and Chief Executive Officer of Synovis Life Technologies, a publicly held medical device company.  Ms. Larson joined Synovis (at the time called Bio-Vascular, Inc.) in 1989 as its director of finance and administration.  She was promoted to the positions of Vice President of Finance, Chief Financial Officer and Corporate Secretary.  Ms. Larson filled those capacities until July of 1997, when she was named President and Chief Executive Officer of Synovis.  In August of 1997 Ms. Larson was appointed to Synovis Board of Directors.  She continues to serve as a Director of Synovis Life Technologies.  During her tenure at Synovis, Ms. Larson developed and executed a growth and diversification strategy for that company which increased revenue from $9.7M to $58M within five years.  She built and mentored a strong executive team resulting in 24 quarters of uninterrupted revenue growth.  Ms. Larson moved the Synovis stock listing from the OTCBB to NASDAQ.  Prior to joining Synovis, Ms. Larson was the Controller at VEE Corporation; prior to that she was an accountant with the firm of McGladrey, Hendrickson and

Pullen (now called RSM McGladrey).   She earned a Bachelor of Arts Degree in Economics with a minor in Chemistry from the University of Minnesota. Ms. Larson is 66 years of age.

The Board of Directors is currently undertaking the process of reviewing other qualified professionals to fill two vacant Board positions. It is the intent to have these two Board positions filled prior to the end of the year.

Committees

Audit Committee: Digitiliti chartered an Audit Committee in 2008 for the purpose of overseeing its accounting and financial reporting processes and the audits of its financial statements..  The Audit Committee also has oversight of Digitiliti’s compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm and the performance of its independent registered public accounting firm. The Audit Committee currently consists of Board members Kedar R. Belhe and Karen G. Larson, with Ms. Larson as Chairman. Ms. Larson is considered an Audit Committee financial expert based on her previous work experience.  The Audit Committee commonly meets prior to Board meetings, pending pertinent agenda items. The Audit Committee also discusses auditing issues via telephone conference and during regularly scheduled board meetings, after which time the conversations are incorporated into Board’s minutes.

The Audit Committee is currently responsible for (i) oversight of independent auditor, (ii) oversight of financial reporting and disclosure matters, (iii) oversight of compliance and regulatory matters, (iv) committee administration, and (v) other activities consistent with the Audit Committee that the Audit Committee or Board deems necessary or appropriate.

Corporate Governance and Nomination Committee: Digitiliti also chartered a Corporate Governance and Nomination Committee in 2008 for the purpose of overseeing the identification, evaluation, nomination and election of Board members.  The committee also has the responsibility for evaluating the performance of the Board and Board committees. The committee oversees all matters of corporate governance. Currently, the committee submits nominations for election to fill vacancies on the Board to the entire Board for its consideration.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In evaluating potential directors, the committee considers the following factors:

❖

the appropriate size of our Board of Directors;

❖

our needs with respect to the particular talents and experience of our directors;

❖

the knowledge, skills and experience of nominees, including experience in desirable vertical markets such as financial, legal, medical or education or public companies, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

❖

familiarity with the information technology industry;

❖

the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Corporate Governance and Nomination Committee currently consists of Board member Roy A. Bauer as Chairman and Kedar R. Belhe. This committee commonly meets prior to Board meetings, pending pertinent agenda items.  This committee also discusses governance issues via telephone conference and during regularly scheduled board meetings, after which time the conversations are incorporated into the Board’s minutes.

Compensation Committee: We chartered a Compensation Committee in 2008 for the purpose of overseeing that the senior executives of Digitiliti and its wholly owned subsidiary, Storage, are compensated effectively in a manner consistent with the compensation strategy of Digitiliti, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies.  This committee is responsible for conducting an assessment of the performance of the Chief Executive Officer on at least an annual basis, reviewing and approving Digitiliti’s variable pay plans, overseeing its incentive compensation and equity-based compensation plans for employees and other such duties as may be assigned.

The Compensation Committee sets all levels of compensation for the executive officers.  For executive officers other than the CEO, this committee reviews, analyzes and makes a determination of compensation based on recommendations from the CEO.  Determinations are based on criteria which include the performance of Digitiliti’s accomplishment of key financial and strategic objectives, and the successful development of management.

The Compensation Committee currently consists of Board member Kedar R. Belhe. This committee commonly meets prior to Board meetings, pending pertinent agenda items.  This committee also discusses compensation issues via telephone conference and during regularly scheduled Board meetings, after which time the conversations are incorporated into Board’s minutes.

Executive Compensation

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2006-2008

The following table provides information relative to compensation paid to our executive officers for the fiscal years ended December 31, 2006, through December 31, 2008.

Name and Principal Position (a)	Year or Period (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Daniel J. Herbeck Acting President & CEO	12/31/08	104,868	0	0	0	0	0	0	104,868
Larry D. Ingwersen President CEO & Director	12/31/08 12/31/07	141,268 0	0	0	356,250 0	0	0	47,123(1)	141,268 47,123(1)
Mark Savage President & Director	12/31/08 12/31/07 12/31/06	0 0 0	0 0 0	0 0 0	250,000 0 0	0 0 0	0 0 0	0 18,000(2) 0	250,000 18,000 0
Laura Wenzel VP, CFO/ Treasurer, Secretary & Director	12/31/08 12/31/07 12/31/06	0 6,625 47,167	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 6,625 47,167
Ronald G. Wenzel Director	12/31/08 12/31/07 12/31/06	0 6,000 32,000	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 6,000 32,000
Pamela J. Miner Director	12/31/08 12/31/07 12/31/06	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Jonathan S. Miner Director	12/31/08 12/31/07 12/31/06	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

Brad D. Wenzel CEO & Director	12/31/08 12/31/07 12/31/06	231,230 231,230 189,578	0 0 0	0 0 0	0 1,500,000 0	0 0 0	0 0 0	0 0 0	231,230 231,230 189,578
William McDonaldCFO	12/31/08 12/31/07	93,091 25,000	0 0	0 0	150,000 150,000	0 0	0 0	3,850 10,948(3)	96,941 35,948(3)
Roderick D. Johnson COO	12/31/08 12/31/07	141,268 0	0 0	0 0	356,250 0	0 0	0 0	0 47,123(1)	141,228 47,123(1)

(1)

$141,228 and $47,123 represents the amounts paid by us  to 5X Partners, LLC, of which Larry D. Ingwersen and Roderick D. Johnson  each owned 50%.  Each was elected to their respective positions effective April 17, 2008, and each resigned their positions effective October 13, 2008. At the date of their resignations, each had purported vested stock options of 356,250.

(2)

$18,000 was paid to M2 Capital Advisors, Inc., which is principally owned by Mark Savage and of which he is the President  For the services of Mr. Savage as our former President, he was issued 250,000 stock options during 2008.

(3)

$3,850 and $10,948 was paid to McDonald Professional Services, which is principally owned by William McDonald, for professional services rendered to us during 2008 and 2007, respectively.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR END 2008

The following table outlines the equity-based awards granted to our executive officers for the fiscal year ended December 31, 2008.  Digitiliti does not currently provide for any incentive plan awards.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Thres-hold ($)	Target ($)	Max-imum ($)	Thres- hold (#)	Target (#)	Max-imum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008

Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Vested Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Brad D. Wenzel	1,500,000 (fully vested)	0	0	$0.385	7/23/2012	0	0	0	0

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2008

The following table provides information related to stock option exercises by executive officers of Digitiliti, as well as any stock awards vesting during the fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercised ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
William McDonald			85,222	$ 33,205
Larry Ingwersen			356,250	$ 304,184
Rod Johnson			356,250	$ 304,184

DIRECTOR COMPENSATION FOR FISCAL YEAR 2008

During 2008, no parties received compensation for their membership on our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

There are currently no family relationships between any of our directors or executive officers.

Involvement in certain legal proceedings

Since its organization, none of Digitiliti’s present or former directors, executive officers, promoters, control persons or persons nominated to become directors or executive officers:

(1)

Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)

Was found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.

Transactions with Related Persons

Parents

None, not applicable.

Promoters and Control Persons

None, not applicable.

Code of Conduct

On May 1, 2009, the Board of Directors adopted the following Code of Conduct:

Introduction:

This Code of Conduct is applicable to the (1) President and Chief Executive Officer, (2) Chief Financial Officer, (3) Chief Accounting Officer or Controller and (4) other persons performing similar functions of Digitiliti, Inc. As used in this Code, “we,” “our,” “us,” or “Digitiliti” means Digitiliti, Inc., and “you” means a senior officer as described above. The senior officers hold an important and elevated role in corporate governance, and are uniquely positioned and empowered to ensure that Digitiliti’s interests are appropriately balanced, protected and preserved. Digitiliti’s Board of Directors has adopted this Code to deter wrongdoing and to promote honest and ethical conduct, proper disclosure of financial information in Digitiliti’s periodic reports and compliance with applicable laws, rules and regulations by Digitiliti’s senior officers who have financial responsibilities.

General obligations in performance of your duties. We expect you to:

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Conduct yourself honestly and ethically, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

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Refrain from using your position for personal gain or competing directly or indirectly with Digitiliti.

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Provide, or cause to be provided, full, fair, accurate, timely and understandable disclosures in (i) reports and documents that we file with the Securities and Exchange Commission (the “SEC”) and (ii) in other public communications made by us.

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Comply, and encourage others reporting to you to comply, in all material respects to all applicable rules and regulations of federal, state and local governments, the SEC and other appropriate private and public regulatory agencies.

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Comply, and encourage others reporting to you to comply, with this Code and all other codes of business conduct or ethics adopted by us from time to time.

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Promptly report, and encourage others reporting to you to report, any known waiver or violation of this Code to Roy A. Bauer or a member of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% owners are required by the Securities and Exchange Commission's regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors were timely filed during fiscal year 2008.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors recommends that stockholders vote FOR Proposal No. 1 to Elect the Nominees to Digitiliti’s Board of Directors.

PROPOSAL NO. 2

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matter that will be presented for consideration at the annual meeting.  If other matters properly come before the annual meeting, it is the intention of the person named in the enclosed Proxy to vote thereon in accordance with his best judgment.

We look forward to seeing many of our stockholders at our annual meeting on October 15, 2009.  If you are unable to attend, please do not forget to mail your Proxy to have your shares voted according to your wishes.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

The deadline for submitting proposals for next year’s annual meeting is April 26, 2010.  The deadline is calculated in the following manner if the proposal is submitted for a regularly scheduled annual meeting. The proposal must be received at Digitiliti’s principal executive offices not less than 120 calendar days before the date of its Proxy Materials are released to stockholders in connection with the previous year's annual meeting. However, if Digitiliti did not hold an annual meeting the previous year, or if the date of this year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before Digitiliti begins to print and send its Proxy Materials

Sincerely,

Roy A. Bauer

Chairman, President & CEO

PROXY

FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD OCTOBER 15, 2009

This Proxy Is Solicited by Management of the Company.

The undersigned stockholder of Digitiliti, Inc. (“Digitiliti”) hereby appoints Roy A. Bauer or William M. McDonald as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Stockholders to be held October 15, 2009, at 2:00 p.m. and to vote said stockholder's shares as follows:

Proposal No. 1:

I direct that my Proxy vote on the proposal to elect the following to the Board of Directors until the next annual meeting, is as follows:

A.

Roy A. Bauer

        _____ For      _____ Against       ____ Abstain

B.

 Kedar R. Belhe

        _____ For      _____ Against       ____ Abstain

C.

 Karen G. Larson

        _____ For      _____ Against       ____ Abstain

Proposal No. 2:

I authorize my Proxy to vote as his/her discretion may dictate on the transaction of such other business as may properly come before the annual meeting or any adjournments thereof.

In the event Roy A. Bauer is unable to attend this Annual Meeting, then William M. McDonald shall be authorized to vote these shares in his place in the above-prescribed manner with all of the discretion otherwise to be held by Mr. Bauer.

The undersigned hereby revokes any Proxy previously given, and incorporates by reference the provisions of the instructions following this proxy.

Print Name of Stockholder Number of Shares

Signature of Stockholder

Date

Address: